UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2007

AGILENT TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15405	77-0518772
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

5301 Stevens Creek Boulevard, Santa Clara, CA		95051
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 553-2424

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                 Entry into a Material Definitive Agreement.

On October 24, 2007, Agilent Technologies, Inc. (the “Company”) entered into an underwriting agreement with Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., on behalf of the several underwriters named therein, in connection with the offer and sale of $600 million in aggregate principal amount of its 6.50% Senior Notes due 2017 (the “Notes”) in an underwritten public offering (the “Offering”).  The underwriting agreement contains customary representations and covenants and includes the terms and conditions of the sale of the Notes, indemnification and contribution obligations and other terms and conditions customary in agreements of this type.

The Notes are being issued pursuant to the Indenture, dated as of October 24, 2007, (the “Indenture”) between the Company and U.S. Bank National Association, as trustee (the “Trustee”), and the First Supplemental Indenture, to be dated as of October 29, 2007, between the Company and the Trustee (the “Supplemental Indenture”), with the following principal terms.

The Notes are being issued at a price to the public of 99.60% of their principal amount.  The Notes will mature on November 1, 2017, bear interest at a fixed rate of 6.50% per annum, payable semi-annually on May 1 and November 1 of each year, commencing on May 1, 2008. The Notes are unsecured and will rank equally in right of payment with all of the Company’s other senior unsecured indebtedness.

The Notes are redeemable, in whole or in part at any time, at the Company’s option, at a  redemption price equal to the greater of the following amounts, plus, in each case, accrued and unpaid interest thereon to, but not including, the date of redemption: (a) 100% of the principal amount of the Notes to be redeemed; or (b) the sum of the present values of the remaining scheduled payments thereon discounted to the date of redemption, on a semi-annual basis,  at the applicable Treasury Rate (as defined in the Supplemental Indenture) plus 35 basis points. In addition, upon the occurrence of a Change of Control (as defined in the Supplemental  Indenture) of the Company that results in a decrease of the ratings of the Notes by any of Fitch Ratings Ltd. (“Fitch”), Moody’s Investors Services Inc. (Moody’s) or Standard & Poor’s Rating Services (“S&P”) such that the Notes are rated below investment grade by each of Fitch, Moody’s and S&P, the Company will be required to make an offer to repurchase the Notes at a price equal to 101% of their principal amount, plus accrued and unpaid interest to, but not including, the date of repurchase.

The Indenture contains covenants that limit the ability of the Company and its subsidiaries to grant liens on certain assets to secure indebtedness, and to enter into sale and lease-back transactions, subject to certain exceptions.

The Notes are subject to customary events of default, including: (a) the Company’s failure to pay principal or premium, if any, on the Notes when due at maturity, upon redemption or otherwise; (b) the Company’s failure to pay interest for 30 days after the interest becomes due and payable; (c) the Company’s failure to repurchase notes tendered for repurchase following the occurrence of a Change of Control Repurchase Event (as defined in the Supplemental Indenture); (d) the Company’s failure to perform, or its breach of, any other covenant or warranty in the Indenture for 90 days after either the Trustee or holders of at least 25% in principal amount of the outstanding Notes have given the Company written notice of the default or breach in the manner required by the Indenture; (e) specified events involving the Company’s bankruptcy, insolvency or reorganization; and (f) (1) a failure to make any payment at maturity, including any applicable grace period, on any indebtedness of the Company (other than indebtedness of the Company owing to any of its subsidiaries) outstanding in an amount in excess of $100 million and continuance of this failure to pay or (2) a default on any indebtedness of the Company (other than indebtedness owing to any of its subsidiaries), which default results in the acceleration of such indebtedness in an amount in excess of $100 million without such indebtedness having been discharged or the acceleration having been cured, waived, rescinded or annulled, in the case of clause (1) or (2) above.

The descriptions above are summaries and are qualified in their entirety by the Indenture, filed as Exhibit 4.01 to the Company’s Registration Statement on Form S-3 filed on October 24, 2007 (File No. 333-146892) and the Underwriting Agreement, the Supplemental Indenture and the form of Notes, filed as Exhibit No. 1.01, 4.01 and 4.02 hereto, respectively, and, in each case, incorporated by reference herein.

Item 2.03.        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 8.01.  Other Events.

In connection with the Offering, the Company is filing a legal opinion and consent as Exhibit No. 5.01 and Exhibit No. 23.01, respectively, to this current report on Form 8-K.

Upon the closing of the offering of the Notes, the Company expects to enter into interest rate swaps with an aggregate notional amount of $600 million. Under the interest rate swaps the Company will receive fixed-rate interest payments and will make payments based on the London InterBank Offered Rate ("LIBOR"). The economic effect of these swaps will be to convert the fixed-rate interest expense on the Notes to a variable LIBOR-based interest rate.

Item 9.01.  Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description
1.01	Underwriting Agreement, dated October 24, 2007, by and among the Company, Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., on behalf of the several underwriters named therein
4.01	Form of First Supplemental Indenture, dated as of October 29, 2007, between the Company and U.S. Bank National Association
4.02	Form of Global Note for the Company’s 6.50% Senior Notes due 2017 (contained in Exhibit 4.01)
5.01	Opinion of Fenwick & West LLP
23.01	Consent of Fenwick & West LLP (contained in Exhibit No. 5.01)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILENT TECHNOLOGIES, INC.

Date: October 26, 2007	By:	/s/ Marie Oh Huber
Marie Oh Huber Vice President, Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
1.01	Underwriting Agreement, dated October 24, 2007, by and among the Company, Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., on behalf of the several underwriters named therein
4.01	Form of First Supplemental Indenture, dated as of October 29, 2007, between the Company and U.S. Bank National Association
4.02	Form of Global Note for the Company’s 6.50% Senior Notes due 2017 (contained in Exhibit 4.01)
5.01	Opinion of Fenwick & West LLP
23.01	Consent of Fenwick & West LLP (contained in Exhibit No. 5.01)